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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2003


                           STRATOS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                      0-30869                  36-4360035
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)

                7444 WEST WILSON AVENUE, CHICAGO, ILLINOIS 60706
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (708) 867-9600


                             STRATOS LIGHTWAVE, INC.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is furnished with this document:

    Exhibit
    Number        Description of Exhibit
    -------       ----------------------
     99.1         Press Release titled "Stratos International Announces
                  Second Quarter Results" dated December 3, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On December 3, 2003, the registrant issued a press release announcing its financial results for its second quarter ended October 31, 2003.

That press release, dated December 3, 2003 and titled "Stratos International Announces Second Quarter Results" is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              STRATOS INTERNATIONAL, INC.


                              By:  /s/ James W. McGinley
                                   -----------------------------------
                                   Name:  James W. McGinley
                                   Title: President and Chief Executive Officer


Date:  December 15, 2003